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                                                                 EXHIBIT 10.17.6

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LIMITED GUARANTY OF COLLECTION                         FLEET RETAIL FINANCE INC.
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                                                          As of January 18, 2000

         FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, the undersigned unconditionally guaranties to Fleet Retail Finance Inc. (the "Lender"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, in accordance with the terms hereof and without any prior written notice, the payment and performance of the lesser of

         (a) Five Hundred Thousand Dollars and No Cents ($500,000.00) of the Liabilities (defined below)

                  or

         (b)      all of the Liabilities

of Weiss and Neuman Shoe Co. (the "Borrower"), a Missouri corporation with its principal executive offices at 2815 Scott Avenue, Suite C, St. Louis, Missouri 63103 to Fleet Retail Finance Inc. (the "Lender"), a Delaware corporation with offices at 40 Broad Street Boston, Massachusetts 02109.

         The obligations of the undersigned hereunder shall be due and payable on demand of the Lender made no sooner than the Key Date.

         DEFINITIONS: As used herein, the following terms have the following meanings:

         "Costs of Collection" includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by Lender's attorneys, and all reasonable costs incurred by Lender in the administration of the Liabilities, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender which costs and expenses are directly or indirectly related to or in respect of Lender's: administration and management of the Liabilities; negotiation, documentation, and amendment of any instrument which relates to any Liability; or efforts to preserve, protect, collect, or enforce any right in any collateral which secures the Liabilities, the Liabilities, and/or Lender's Rights and Remedies and/or any of Lender's rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is



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         instituted in connection with such efforts). The Costs of Collection are Liabilities, and at Lender's option may bear interest at the highest post-default rate which the Lender may charge the Borrower hereunder as if such had been lent, advanced, and credited by the Lender to, or for the benefit of, the Borrower.

         "KEY DATE": The earliest of the following:

                  (a) Substantial completion by the Lender of the Lender's disposition, in the exercise by the Lender of the Lender's rights and remedies as secured creditor of the Borrower upon default, of the Collateral granted to the Lender by the Borrower.

                  (b) Thirty (30) days after (and counting) that day on which the Lender first makes demand upon the Borrower to repay the Liabilities in full.

                  (c) The entry of an order for relief under 11 United States Code (the "BANKRUPTCY CODE") with respect to the Borrower.

                  (d) The failure by the Borrower to comply with those requirements of the Loan and Security Agreement between the Borrower and the Lender which require the Borrower to turnover the proceeds of sales to the Lender on a daily basis.

                  (e) The failure by the Borrower, following the Lender's having made demand upon the Borrower to repay the Liabilities in full, to voluntarily relinquish possession of the Collateral granted by the Borrower to the Lender upon demand for such possession by the Lender.

         "LIABILITIES: Includes, without limitation, the following:

                  (i) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and description.

                  (ii) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Lender, (including all future advances whether or not made pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender, may hold against the Borrower.

                  (iii) All notes and other obligations of the Borrower now or hereafter assigned to or held by the Lender, each of every kind, nature, and description.

                  (iv) All Interest, fees, and charges and other amounts which may be charged by the Lender, to the Borrower and/or which may be due from the Borrower to the Lender, from time to time.



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                  (v) All costs and expenses incurred or paid by the Lender, in respect of any agreement between the Borrower and the Lender, or Instrument furnished by the Borrower to the Lender (including, without limitation, Costs of Collection, and attorneys' reasonable fees, and all court and litigation costs and expenses).

                  (vi) Any and all covenants of the Borrower to or with the Lender, and any and all obligations of the Borrower to act or to refrain from acting in accordance with any agreement between the Borrower and the Lender, or instrument furnished by the Borrower to the Lender.

                  (vii) Each of the foregoing as if each reference to "the Lender," were to each Affiliate of the Lender.

         INDEMNIFICATION: FOR SAID GOOD AND VALUABLE CONSIDERATION, the undersigned shall also indemnify, defend, and hold the Lender and each agent, employee, officer, or representative of the Lender and each (each, an Indemnified Person), harmless of and from any claim (other than any claim as to which a final determination is made in a judicial proceeding (in which the Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person had acted in a grossly negligent manner or in actual bad faith) brought or threatened against the Indemnified Person by: the Borrower; the undersigned, any other guarantor or endorser of the Liabilities or any other person (as well as from attorneys' reasonable fees and reasonable expenses in connection therewith) on account of the relationship of any Indemnified Person with the Borrower, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender's selection, but at the expense of the undersigned).

         INTEREST: The undersigned will pay on demand interest on all amounts due under this Guaranty, or arising under any documents, instruments or agreements relating to any collateral securing this Guaranty, from the time the Lender first demands payment of this Guaranty at a rate (determined based upon a 360 day year and actual days elapsed) equal to the lesser from time to time of
(a) the aggregate of the Base Rate from time to time announced by BankBoston, N.A. (or, if said bank ceases to announce such a rate, the functional equivalent rate or index selected in good faith by the Lender) plus two percent (2.0%) per annum or (b) the highest rate of interest which under the circumstances may be charged under applicable law.

         OBLIGATIONS NOT AFFECTED: The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by the Borrower, the undersigned, or any person liable or obligated to the Lender for or on the Liabilities; any release, discharge, or invalidation, by



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operation of law or otherwise, of the Liabilities; or the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Lender for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrower or the disallowance of any claim therefor against the Borrower.

         INCORPORATION OF ALL DISCUSSIONS: This instrument incorporates all discussions and negotiations between the undersigned and the Lender concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Lender.

         GENERAL WAIVERS: The undersigned WAIVES: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty; any delay on the part of the Lender; any right to require the Lender to pursue or to proceed against the Borrower or any collateral which might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder; any benefit of, and any right to participate in, any collateral which may secure the Liabilities; any claim which the undersigned may have or to which the undersigned may become entitled to the extent that such claim might otherwise cause any transfer to the Lender by, or on behalf of the Borrower to be avoided as having been, or in the nature of, a preference; and notice of acceptance of this Guaranty.

         WAIVER OF SUBROGATION: The undersigned shall not undertake any of the following:

         (a) Exercise of any right against the Borrower, by way of subrogation, reimbursement, indemnity, contribution, or the like unless and until all Liabilities have been irrevocably paid and satisfied in full.

         (b) The filing of any proof of any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy or insolvency proceedings of any nature.

         (c) The claiming of any set-off or counterclaim against the Borrower in respect of any liability of the undersigned to the Borrower.

         SUBORDINATION: The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the undersigned for borrowed money is hereby subordinated to the


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prior payment in full of the Liabilities. The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness. Any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Lender and shall be paid over to the Lender on account of the Liabilities without affecting in any manner the liability of the undersigned under this Guaranty.

         LENDER'S BOOKS AND RECORDS: The books and records of the Lender showing the account between the Lender and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.


         CHANGES IN LIABILITIES: The undersigned assents to any indulgence or waiver which the Lender might grant or give the Borrower and/or any other person liable or obligated for or on the Liabilities. The undersigned authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated for or on the Liabilities, without notice to, or consent from, the undersigned. The undersigned authorizes the Lender to complete this Guaranty and any instrument or other document which evidences or relates to the Liabilities, to the extent that this Guaranty or such instrument or other document, upon delivery to the Lender, is incomplete in any respect. No compromise, settlement, or release by the Lender of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder. No action by the Lender which has been assented to herein shall affect the obligations of the undersigned hereunder.

         FINANCIAL INFORMATION: The undersigned, from time to time at the request of the Lender, will provide the Lender with such information concerning the financial condition of the undersigned as the Lender reasonably may request (including but not limited to financial statements in such form as reasonably may be requested by the Lender and copies of the federal and state income tax returns).

         ADDITIONAL COLLATERAL: Upon demand by the Lender after any change in the condition or affairs (financial or otherwise) of the Borrower or of the undersigned deemed by the Lender to be adverse and material, the undersigned shall secure the payment and performance of the obligations of the undersigned hereunder by delivering, assigning, or transferring to the Lender or granting the Lender a security interest in collateral of a value and character reasonably satisfactory to the Lender. The




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undersigned shall do all such things end execute all such documents as the
Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

         COSTS OF ENFORCEMENT: The undersigned will pay on demand, without limitation, all attorneys' reasonable fees, out-of-pocket expenses incurred by the Lender's attorneys and all costs incurred by the Lender, including, without limitation, costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender's administration, negotiation, documentation, and amendment of this guaranty and in the Lender's efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Lender's rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Lender).

         BINDING EFFECT: This instrument shall inure to the benefit of the Lender and its successors and assigns; shall be binding upon the heirs, successors, representatives, and assigns of the undersigned; and shall apply to all Liabilities of the Borrower and any successor to the Borrower, including any successor by operation of law.

         LENDER'S RIGHTS AND REMEDIES: The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the "Lender's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Lender of any of the Lender's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Lender's Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Lender's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Lender and: the undersigned; and the Borrower; and/or any such other person at any time shall preclude any other exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender's Rights and Remedies, and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person, shall be



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cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

         COPIES AND FACSIMILES: This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Lender by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         CHOICE OF LAWS: This instrument shall be governed, construed, and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

         CONSENT TO JURISDICTION: (a) The undersigned agrees that any legal action, proceeding, case, or controversy against the undersigned with respect to this Guaranty or otherwise, may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion. By execution and delivery of this Guaranty, the undersigned accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

               (b) The undersigned WAIVES personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the undersigned at the last address of the undersigned of which the Lender then has written notice, such service to become effective five (5) business days after such mailing.

               (c) The undersigned WAIVES, at the option of Lender, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted hereunder and consents to the granting of such legal or equitable remedy as is deemed appropriate by the court in which the Lender initiates the subject action.

               (d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.

               (e) The undersigned agrees that any action commenced by the undersigned asserting any claim or counterclaim arising under or in connection with this Guaranty or the Lender's relationship


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with the Borrower shall be brought in the Superior Court of Suffolk County
Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         BROAD SCOPE OF GUARANTY: It is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Lender may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Liabilities and that the undersigned had promptly, punctually, and faithfully performed hereunder.

         SEVERABILITY: Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

         RIGHT OF SET-OFF: Any and all deposits or other sums at any time credited by or due from the Lender to the undersigned or to any participant in the Liabilities (a "PARTICIPANT") and any cash, securities, instruments or other property of the undersigned in the possession of the Lender or any Participant, whether for safekeeping or otherwise (regardless of the reason the Lender or the Participant had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the undersigned to the Lender and any Participant, and may be applied or set off against the Liabilities and against the obligations of the undersigned to the Lender and any Participant including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Lender or any Participant.

         TERMINATION: The obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities (other than on account of payments made pursuant to the within Guaranty) until the earlier of (a) ten (10) days following the actual receipt by the Lender at its main office (presently Fleet Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109) of written notice signed by the undersigned of the termination thereof or (b) the delivery of written notice of termination dated and signed by a duly authorized officer of the Lender, which notice of termination includes specific reference to this provision. No termination hereof shall affect any Liability in existence or outstanding ten
(10) days following the date of such actual receipt or delivery (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed, or drawn prior to the expiration of such ten (10) days, even if received by the Lender thereafter) nor any which arises out of any continuing commitment of



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the Lender to provide loans, advances, and financial accommodations to the
Borrower, nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Liabilities of a contingent nature (including, without limitation, the indemnification provided for herein). This Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though such payment had not been made or value received.

         MISCELLANEOUS: The undersigned represents and certifies that, prior to the execution of this Guaranty, the undersigned had carefully read and reviewed all of the provisions of this Guaranty and had been afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and certifies that the undersigned has freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The undersigned recognizes that the titles to the paragraphs of the within Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect the substantive provisions hereof.

         WAIVER OF JURY TRIAL: The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of its relationship with the Borrower and the undersigned, is relying thereon. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWER OR ANY ENDORSER OR ANY OTHER GUARANTOR OF THE BORROWER, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, THE BORROWER, ANY SUCH PERSON, AND THE LENDER.







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         It is intended that this Guaranty take effect as a sealed instrument.





                                        /s/ PETER EDISON
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                                        PETER EDISON







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